UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22620

T. Rowe Price Multi-Sector Account Portfolios, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Corporate Multi-Sector Account Portfolio	December 31, 2021
T. ROWE PRICE Emerging Markets Corporate Multi-Sector Account Portfolio

HIGHLIGHTS

■	The Emerging Markets Corporate Multi-Sector Account underperformed its benchmark on a net-of-fees basis for the 12 months ended December 31, 2021.

■	Security selection primarily hindered relative performance, while sector allocations modestly detracted.

■	In terms of overall credit quality positioning, we continued to de-emphasize lower-quality bonds in the high yield segment, preferring issuers rated BBB and BB.

■	We believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging markets corporate bonds.

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Market Commentary

Dear Investor

Major stock and bond indexes produced mixed results during 2021 as strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns, although gains slowed in the second half of the year, while fixed income returns faced headwinds from rising interest rates.

Large-cap U.S. growth stocks delivered the strongest returns, but solid results were common in many developed markets. However, emerging markets stock benchmarks struggled amid a significant equity market downturn in China.

The large-cap S&P 500 Index returned almost 29%, marking its third straight year of positive returns. Robust results were widespread across the benchmark—according to Bloomberg data, 2021 marked the first year that all of the S&P 500 sectors recorded double-digit gains. The energy sector, which was the worst performer in 2020, was the leader in 2021 amid a sharp increase in oil prices, and real estate stocks also rebounded from a down year as strong demand led to rising rents. Financial and information technology stocks also produced excellent returns and outperformed the broad market.

In the fixed income market, rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. (Bond prices and yields move in opposite directions.)

A robust increase in corporate earnings growth appeared to be a significant performance driver during the year. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009, and while third-quarter earnings slowed, they continued to beat expectations at an impressive pace. Despite the significant rally in the S&P 500 during 2021, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices. Although economic growth showed signs of slowing at times, data remained generally positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 3.9% by December, and job openings reached a record high.

However, optimism surrounding strong earnings and employment gains was tempered by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982, a factor that may have contributed to a decline in consumer sentiment late in the year.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities in November, and policymakers indicated that they could soon start raising short-term interest rates.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

Elevated valuations, higher inflation, and the continuing struggle to control the pandemic also pose potential challenges for financial markets in 2022. However, on the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Emerging Markets Corporate Multi-Sector Account returned -0.31% for the 12 months ended December 31, 2021, underperforming the benchmark J.P. Morgan Corporate Emerging Market Bond Index Broad Diversified. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

During the first half of 2021, accommodative fiscal and monetary policies supported ongoing economic recoveries in many countries. As inflation pressures built in the second half of the year, many emerging markets (EM) central banks began hiking rates, while the U.S. began tapering its asset purchases and indicated rate hikes were likely in the near term, leading to increased yields and yield curve flattening. Waves of coronavirus variants blunted investor risk appetite as renewed restrictions raised concerns about demand, and credit spreads generally widened. Idiosyncratic matters added to pressures in select countries. Namely, the Chinese real estate sector struggled amid liquidity pressures. (Credit spreads measure the additional yield that investors demand to hold a bond with credit risk compared with a high-quality government security with a comparable maturity.)

Our positioning in the real estate sector hindered relative results due to our overweight allocation as well as security selection within the sector. The real estate sector in aggregate was lower, dragged down by significant declines in Chinese real estate, which makes up the bulk of the sector. Our selection of several Chinese property developers further weighed on relative performance. Positions in Shimao, Times China, and Kaisa led declines. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Security selection elsewhere was mixed. Within the financial sector, our holdings of Kuwait Projects underperformed following a credit rating downgrade by Moody’s due to negative free cash flow despite significant liquidity. A sovereign credit rating downgrade in Colombia led to underperformance in banks. Grupo Aval and Banco de Bogata were lower. Conversely, our selection of issuers within the transportation sector that benefit from state support was positive, led by strong results from Mexico City Airport Trust, Aeropuerto Internacional de Tocumen, Georgian Railway, and GTLK.

The technology, media, and telecommunications sector was also a source of strength due to our overweight allocation as well as effective security selections within the sector. This generally higher-quality sector continued to be supported by demand for services and generated gains. A convertible bond from out-of-benchmark SEA Limited added to gains, supported by strong equity performance. Collaborating closely with our EM equity analyst team, we identified the issuer’s strong position in the rapidly growing Southeast Asia internet economy. Shorter-duration, higher-yielding CA Magnum, Tower Bersama, Helios Tower, and Liberty—which was eliminated during the period—also aided performance. (Duration measures a bond’s sensitivity to changes in interest rates.)

Other sector allocations generated mixed returns. Our underweight to the financials sector detracted, as it is typically more defensive and benefited from rising domestic interest rates during the period. Meanwhile, our underweight allocation to the longer-duration oil and gas sector was beneficial in the rising rate environment.

How is the fund positioned?

We are more defensively positioned than typical. We currently hold above-average exposure to investment-grade markets, such as Mexico, Indonesia, and India, at the expense of frontier markets like Zambia and Nigeria. The fund has a long-term structural underweight to investment-grade bonds from higher-quality Asian emerging markets, such as South Korea and Hong Kong, which are generally quite efficiently priced and offer fewer opportunities to capitalize on market inefficiencies. Throughout the period, however, we rotated some of our exposure regionally from Asia to Latin America and increased exposure to higher-quality countries, such as the United Arab Emirates and Chile. In China, however, policy conditions present short-term challenges, and we have reduced our overweight and are more mindful of risks to the lowest-quality issuers in the market. We reduced holdings in Brazil and Turkey amid deteriorating macro fundamentals.

In terms of sector positioning, we remain underweight the cyclical energy and financial sectors while preferring sectors that are driven by domestic consumer spending, such as technology, media, and telecommunications; utilities; and real estate. At the end of the reporting period, the technology, media, and telecommunications sector remained the largest overweight. The fund’s largest underweight is the financial sector, due to its higher credit quality, lower yields, and mixed relative value—though we added to the sector during the period.

In terms of overall credit quality positioning, we continued to de-emphasize both the highest-quality and lowest-quality segments, preferring issuers rated BBB (the lowest investmentgrade rating) and BB (the highest non-investment-grade rating) because these areas generally offer more opportunities to identify good companies with improving fundamentals that are candidates for ratings upgrades. The portfolio’s largest credit quality segment overweight was to BB rated debt. We continued to underweight distressed issuers—companies that carry credit spreads above 1,000 basis points—and bonds with credit ratings of CCC and below given their history of poor risk-adjusted returns and periodic defaults.

What is portfolio management’s outlook?

Exogenous risks, such as the potential for further U.S. Treasury rate volatility, combined with absolute valuations near historic averages are cause for caution. Corporate fundamentals and credit metrics are generally healthy but likely at peak levels as supply shortages and rising input prices are pressuring margins in places.

We remain generally constructive on the EM corporate asset class due to its attractive relative value and resilient return history. EM corporate debt offers a meaningful yield pickup across the rating spectrum compared with developed market credit, and crossover and institutional investor demand remains strong. Technicals are further supported by low net bond issuance. We also see a healthy amount of value dispersion at the issuer level that provides opportunities for active managers to generate alpha.

In this uncertain environment, we believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms—combined with our emphasis on collaboration across those platforms—gives us a critical edge in analyzing both risks and opportunities in emerging markets corporate bonds. As always, our process is centered around bottom-up, fundamental research and effective security selection. This approach will become increasingly important as the market environment becomes less beta-driven and fundamentals come back to the fore.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: Information has been obtained from sources believed to be reliable, but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2022, J.P. Morgan Chase & Co. All rights reserved.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
NET ASSET VALUE					
Beginning of period	$ 10.68	$ 10.38	$ 9.64	$ 10.35	$ 9.95
Investment activities					
Net investment income[(1)(2)]	0.49[(3)]	0.56	0.57	0.54	0.52
Net realized and unrealized gain/loss	(0.52)	0.31	0.74	(0.71)	0.39
Total from investment activities	(0.03)	0.87	1.31	(0.17)	0.91
Distributions					
Net investment income	(0.49)	(0.57)	(0.57)	(0.54)	(0.51)
NET ASSET VALUE					
End of period	**$ 10.16**	**$ 10.68**	**$ 10.38**	**$ 9.64**	**$ 10.35**
Ratios/Supplemental Data					
Total return[(2)(4)]	**(0.31)%**	**8.83%**	**13.89%**	**(1.61)%**	**9.33%**
Ratios to average net assets:[(2)]					
Gross expenses before waivers/payments by Price Associates	0.101%	0.041%	0.037%	0.033%	0.029%
Net expenses after waivers/payments by Price Associates	0.027%	0.025%	0.024%	0.025%	0.025%
Net investment income	4.71%	5.62%	5.60%	5.38%	5.03%
Portfolio turnover rate	65.8%	130.8%	53.3%	105.4%	92.9%
Net assets, end of period (in thousands)	$ 24,248	$ 29,792	$ 31,867	$ 17,409	$ 34,793

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6 for details of expense-related arrangements with Price Associates.

(3) See Note 6. Includes a voluntary payment from Price Associates, representing $0.01 per share based upon shares outstanding. The payment had no impact on the total return.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Multi-Sector Account Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Corporate Multi-Sector Account Portfolio (the fund) is an open-end management investment company established by the corporation. During the reporting period, the fund’s classification changed from nondiversified to diversified. The fund seeks high current income and, secondarily, capital appreciation. The fund is available for investment only to institutional accounts managed by T. Rowe Price Associates, Inc., and is not available for direct purchase by members of the public.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of December 31, 2021, securities valued at $28,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 6% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $16,328,000 and $20,305,000, respectively, for the year ended December 31, 2021.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to nondeductible tax expenses. For the year ended December 31, 2021, the following reclassification was recorded:

Distributions during the years ended December 31, 2021 and December 31, 2020, totaled $1,207,000 and $2,068,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2021, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. Further, a portion of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for no investment management fee; however, the manager will earn fees from managing the institutional accounts invested in the fund. Further, the manager will be required to bear all expenses of the fund, including custody expense in excess of a specified custody fee limitation but excluding interest and borrowing-related charges; taxes; brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities and other holdings; and other non-recurring expenses permitted by the investment management agreement. The agreement provides that the fund will bear custody expense up to the custody fee limitation, equal to 0.025% of the fund’s average daily net assets. Expenses of the fund paid by the manager are not subject to later repayment by the fund.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

Price Associates voluntary agreed to compensate the fund for a tax expense incurred as a result of an under-distribution for excise tax purposes.

As of December 31, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 587,755 shares of the fund, representing 25% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Multi-Sector Account Portfolios, Inc.

and Shareholders of T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio (one of the portfolios constituting T. Rowe Price Multi-Sector Account Portfolios, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For shareholders subject to interest expense deduction limitation under Section 163(j), $1,210,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE PORTFOLIO’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber(d) (1946) 2012 [0]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Kellye Walker(e) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.
(d)Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.
(e)Effective November 8, 2021, Ms. Walker was elected as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Multi-Sector Account Portfolios	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott E. Ackerman (1987) Vice President	Assistant Vice President, T. Rowe Price

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Joseph Anastasio (1986) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Vice President, RC Capital Markets (to 2018); Vice President, Nomura Securities International (to 2017)

Anil K. Andhavarapu (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steve Boothe, CFA (1977) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Christopher P. Brown, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shiu Tak Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael P. Daley (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ramon R. de Castro (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen M. Finamore, CFA (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Michael J. Grogan, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly Economist, J.P. Morgan (to 2020); Research Analyst, International Monetary Fund (to 2017)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Keir R. Joyce, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Michael Lambe, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul M. Massaro, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Razan Nasser, (1985) Vice President	Vice President, T. Rowe Price Group, Inc. and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Ka Yi Claire Ng (1984) Assistant Vice President	Vice President, T. Rowe Price

Alexander S. Obaza (1981) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Miso Park, CFA (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Rodney M. Rayburn, CFA (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Theodore E. Robson, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Robert D. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael J. Trivino (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Wesley R. Trowbridge (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, student, The University of Chicago Booth School of Business (to 2017)

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Lauren T. Wagandt (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Bineesha Wickremarachchi, CFA (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Rebecca Willey (1987) Vice President	Vice President, T. Rowe Price

James Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,732,000 and $3,781,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Multi-Sector Account Portfolios, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2022